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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 5, 1999, appearing in the Annual Report on Form 10-K of Network Solutions, Inc. for the year ended December 31, 1998.

PricewaterhouseCoopers LLP

McLean, VA
October 22, 1999